Exhibit 99(1)

Hess Reports Estimated Results for the Second Quarter of 2010

Second Quarter Highlights:

  Net Income was $375 million compared with $100 million in the second quarter 2009
  Oil and gas production was 415,000 barrels per day, compared with 407,000 in the second quarter 2009
  Net cash provided by operating activities was $981 million, up from $616 million in the second quarter 2009
  Capital and exploratory expenditures were $963 million, up from $780 million in the second quarter 2009

NEW YORK--(BUSINESS WIRE)--July 28, 2010--Hess Corporation (NYSE: HES) reported net income of $375 million for the second quarter of 2010 compared with net income of $100 million for the second quarter of 2009. The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2010	2009	2010	2009
	(In millions, except per share amounts)
Exploration and Production	$488	$215	$1,039	$151
Marketing and Refining	(19)	(30)	68	72
Corporate	(42)	(26)	(90)	(75)
Interest expense	(52)	(59)	(104)	(107)
Net income attributable to Hess Corporation	$375	$100	$913	$41

Net income per share (diluted)	$1.15	$.31	$2.79	$.13

Weighted average number of shares (diluted)	327.5	325.8	327.2	325.7

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $488 million in the second quarter of 2010 compared with $215 million in the second quarter of 2009. The Corporation’s oil and gas production was 415,000 barrels of oil equivalent per day in the second quarter of 2010, an increase of 2 percent from the second quarter of 2009. The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $64.81 per barrel in the second quarter of 2010 compared with $49.27 per barrel in the second quarter of 2009. The Corporation’s average worldwide natural gas selling price was $5.57 per Mcf in the second quarter of 2010 compared with $4.56 per Mcf in the second quarter of 2009.

Marketing and Refining generated a loss of $19 million in the second quarter of 2010 compared with a loss of $30 million in the second quarter of 2009. Refining operations incurred a loss of $31 million compared with a loss of $26 million in the second quarter of 2009. During the second quarter of 2010, the Port Reading refining facility was shutdown for 41 days for a scheduled turnaround. The after-tax expenses for the Port Reading turnaround were approximately $27 million in the second quarter. Marketing earnings were $17 million, an increase of $30 million from the second quarter of 2009 primarily due to higher margins. Trading activities generated a loss of $5 million, compared with income of $9 million in the second quarter of 2009.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Exploration and Production	$-	$(31)	$58	$(44)
Corporate	-	-	(7)	(16)
	$-	$(31)	$(51)	$(60)

Net cash provided by operating activities was $981 million compared with $616 million in the second quarter of 2009. Capital and exploratory expenditures were $963 million in the second quarter of 2010, of which $930 million related to Exploration and Production operations. Capital and exploratory expenditures for the second quarter of 2009 were $780 million, of which $765 million related to Exploration and Production operations.

At June 30, 2010, cash and cash equivalents totaled $1,363 million compared with $1,362 million at December 31, 2009. Total debt was $4,326 million at June 30, 2010 and $4,467 million at December 31, 2009. The Corporation’s debt to capitalization ratio at June 30, 2010 was 22.9 percent compared with 24.8 percent at the end of 2009.

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and in marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2010	2009	2010
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$7,732	$6,751	$9,259
Equity in income (loss) of HOVENSA L.L.C.	(6)	(75)	(85)
Other, net	24	79	46

Total revenues and non-operating income	7,750	6,755	9,220

Costs and Expenses
Cost of products sold (excluding items shown separately below)	5,316	4,705	6,540
Production expenses	440	444	477
Marketing expenses	245	245	253
Exploration expenses, including dry holes and lease impairment
	172	312	151
Other operating expenses	80	43	52
General and administrative expenses	159	136	155
Interest expense	83	95	84
Depreciation, depletion and amortization	558	558	542

Total costs and expenses	7,053	6,538	8,254

Income before income taxes	697	217	966
Provision for income taxes	301	115	398

Net income	396	102	568
Less: Net income attributable to noncontrolling interests	21	2	30
Net income attributable to Hess Corporation	$375	$100	$538

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(4)	$6	$(1)
Capitalized interest	1	2	1

Cash Flow Information
Net cash provided by operating activities (*)	$981	$616	$825

Capital and Exploratory Expenditures
Exploration and Production
United States	$399	$295	$337
International	531	470	504

Total Exploration and Production	930	765	841
Marketing, Refining and Corporate	33	15	20

Total Capital and Exploratory Expenditures	$963	$780	$861

Exploration expenses charged to income included above
United States	$21	$47	$41
International	41	48	32

	$62	$95	$73

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half
	2010	2009
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$16,991	$13,666
Equity in income (loss) of HOVENSA L.L.C.	(91)	(116)
Other, net	70	77

Total revenues and non-operating income	16,970	13,627

Costs and Expenses
Cost of products sold (excluding items shown separately below)	11,856	9,887
Production expenses	917	853
Marketing expenses	498	502
Exploration expenses, including dry holes and lease impairment
	323	505
Other operating expenses	132	91
General and administrative expenses	314	296
Interest expense	167	172
Depreciation, depletion and amortization	1,100	1,044

Total costs and expenses	15,307	13,350

Income before income taxes	1,663	277
Provision for income taxes	699	192

Net income	964	85
Less: Net income attributable to noncontrolling interests	51	44
Net income attributable to Hess Corporation	$913	$41

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(5)	$(4)
Capitalized interest	2	3

Cash Flow Information
Net cash provided by operating activities (*)	$1,806	$1,241

Capital and Exploratory Expenditures
Exploration and Production
United States	$736	$610
International	1,035	914

Total Exploration and Production	1,771	1,524
Marketing, Refining and Corporate	53	61

Total Capital and Exploratory Expenditures	$1,824	$1,585

Exploration expenses charged to income included above
United States	$62	$100
International	73	96

	$135	$196

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	June 30,	December 31,
	2010	2009
Balance Sheet Information

Cash and cash equivalents	$1,363	$1,362
Other current assets	6,933	6,625
Investments	864	913
Property, plant and equipment – net	16,535	16,627
Other long-term assets	3,805	3,938
Total assets	$29,500	$29,465

Current maturities of long-term debt	$33	$148
Other current liabilities	6,297	6,702
Long-term debt	4,293	4,319
Other long-term liabilities	4,347	4,768
Total equity excluding other comprehensive income (loss)	16,133	15,203
Accumulated other comprehensive income (loss)	(1,603)	(1,675)
Total liabilities and equity	$29,500	$29,465

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$570	$1,489	$2,059
Other, net	5	9	14

Total revenues and non-operating income	575	1,498	2,073
Costs and expenses
Production expenses, including related taxes	113	328	441
Exploration expenses, including dry holes and lease impairment
	60	112	172
General, administrative and other expenses	32	32	64
Depreciation, depletion and amortization	157	377	534

Total costs and expenses	362	849	1,211

Results of operations before income taxes	213	649	862
Provision for income taxes	84	290	374

Results of operations attributable to Hess Corporation	$129	$359	$488

	Second Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$358	$1,341	$1,699
Other, net	(3)	60	57

Total revenues and non-operating income	355	1,401	1,756
Costs and expenses
Production expenses, including related taxes	109	335	444
Exploration expenses, including dry holes and lease impairment
	139	173	312
General, administrative and other expenses	33	28	61
Depreciation, depletion and amortization	105	433	538

Total costs and expenses	386	969	1,355

Results of operations before income taxes	(31)	432	401
Provision (benefit) for income taxes	(11)	197	186

Results of operations attributable to Hess Corporation	$(20)	$235	$215

	First Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$582	$1,532	$2,114
Other, net	(1)	55	54

Total revenues and non-operating income	581	1,587	2,168
Costs and expenses
Production expenses, including related taxes	116	361	477
Exploration expenses, including dry holes and lease impairment
	78	73	151
General, administrative and other expenses	36	31	67
Depreciation, depletion and amortization	136	383	519

Total costs and expenses	366	848	1,214

Results of operations before income taxes	215	739	954
Provision for income taxes	77	326	403

Results of operations attributable to Hess Corporation	$138	$413	$551

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half 2010
	United
	States	International	Total
Sales and other operating revenues	$1,152	$3,021	$4,173
Other, net	4	64	68

Total revenues and non-operating income	1,156	3,085	4,241
Costs and expenses
Production expenses, including related taxes	229	689	918
Exploration expenses, including dry holes and lease impairment
	138	185	323
General, administrative and other expenses	68	63	131
Depreciation, depletion and amortization	293	760	1,053

Total costs and expenses	728	1,697	2,425

Results of operations before income taxes	428	1,388	1,816
Provision for income taxes	161	616	777

Results of operations attributable to Hess Corporation	$267	$772	$1,039

	First Half 2009
	United
	States	International	Total
Sales and other operating revenues	$525	$2,305	$2,830
Other, net	(5)	70	65

Total revenues and non-operating income	520	2,375	2,895
Costs and expenses
Production expenses, including related taxes	221	632	853
Exploration expenses, including dry holes and lease impairment
	250	255	505
General, administrative and other expenses	60	57	117
Depreciation, depletion and amortization	162	841	1,003

Total costs and expenses	693	1,785	2,478

Results of operations before income taxes	(173)	590	417
Provision (benefit) for income taxes	(64)	330	266

Results of operations attributable to Hess Corporation	$(109)	$260	$151

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2010	2009	2010
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	73	58	71
Europe	81	76	86
Africa	118	124	118
Asia and other	14	16	14
Total	286	274	289

Natural gas liquids - barrels
United States	12	10	13
Europe	3	3	3
Asia and other	1	1	1
Total	16	14	17

Natural gas - mcf
United States	102	92	97
Europe	140	160	156
Asia and other	437	459	452
Total	679	711	705
Barrels of oil equivalent	415	407	423

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$72.99	$55.53	$74.40
Europe	56.21	47.41	55.25
Africa	63.54	47.16	62.38
Asia and other	78.01	55.84	71.67
Worldwide	64.81	49.27	63.62

Crude oil - per barrel (excluding hedging)
United States	$72.99	$55.53	$74.40
Europe	56.21	47.41	55.25
Africa	77.03	57.13	75.96
Asia and other	78.01	55.84	71.67
Worldwide	70.15	54.03	69.06

Natural gas liquids - per barrel
United States	$45.84	$31.03	$51.11
Europe	54.61	36.51	59.38
Asia and other	60.89	35.92	63.92
Worldwide	48.10	32.97	52.93

Natural gas - per mcf
United States	$3.65	$3.26	$4.63
Europe	5.35	4.53	5.41
Asia and other	6.09	4.82	6.37
Worldwide	5.57	4.56	5.92

* The after-tax losses from crude oil hedging activities were $84 million in the second quarter of 2010, $83 million in the second quarter of 2009 and first quarter of 2010.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2010	2009
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	72	45
Europe	83	82
Africa	118	125
Asia and other	14	16
Total	287	268

Natural gas liquids - barrels
United States	12	10
Europe	3	3
Asia and other	1	-
Total	16	13

Natural gas - mcf
United States	100	85
Europe	148	170
Asia and other	445	449
Total	693	704
Barrels of oil equivalent	419	398

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$73.68	$49.56
Europe	55.72	41.09
Africa	62.96	40.29
Asia and other	75.99	51.50
Worldwide	64.22	42.62

Crude oil - per barrel (excluding hedging)
United States	$73.68	$49.56
Europe	55.72	41.09
Africa	76.50	51.58
Asia and other	75.99	51.50
Worldwide	69.61	47.84

Natural gas liquids - per barrel
United States	$48.50	$30.12
Europe	57.00	36.61
Asia and other	62.11	35.92
Worldwide	50.51	32.25

Natural gas - per mcf
United States	$4.12	$3.61
Europe	5.38	5.56
Asia and other	6.23	4.76
Worldwide	5.75	4.82

* The after-tax losses from hedging activities were $167 million for the six months ended June 30, 2010 and $165 million for the six months ended June 30, 2009.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Second	Second	First
		Quarter	Quarter	Quarter
		2010	2009	2010
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(37)	$(56)	$139
Provision (benefit) for income taxes		(18)	(26)	52
Results of operations attributable to Hess Corporation		$(19)	$(30)	$87

Summary of Marketing and Refining Results
Refining		$(31)	$(26)	$(56)
Marketing		17	(13)	121
Trading		(5)	9	22
Results of operations attributable to Hess Corporation		$(19)	$(30)	$87

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		238	223	251
Distillates		112	126	126
Residuals		57	65	86
Other		28	41	51
Total		435	455	514

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		392	442	375
HOVENSA - Hess 50% share		196	221	188
Port Reading		35	65	62

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	78.5%	88.4%	75.1%
FCC	150	86.8%	71.2%	41.2%
Coker	58	81.9%	91.2%	85.0%
Port Reading	70	49.7%	93.0%	88.8%

Retail Marketing
Number of retail stations (a)		1,358	1,355	1,359
Convenience store revenue (in millions of dollars) (b)		$317	$300	$276
Average gasoline volume per station (gallons per month) (b)		203	209	188

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		First Half
		2010	2009

Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$102	$106
Provision for income taxes		34	34
Results of operations attributable to Hess Corporation		$68	$72

Summary of Marketing and Refining Results
Refining		$(87)	$(44)
Marketing		138	88
Trading		17	28
Results of operations attributable to Hess Corporation		$68	$72

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		245	225
Distillates		119	138
Residuals		71	75
Other		39	40
Total		474	478

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		384	426
HOVENSA - Hess 50% share		192	213
Port Reading		48	64

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	76.8%	85.2%
FCC	150	64.1%	71.3%
Coker	58	83.4%	85.9%
Port Reading	70	69.1%	90.6%

Retail Marketing
Number of retail stations (a)		1,358	1,355
Convenience store revenue (in millions of dollars) (b)		$593	$555
Average gasoline volume per station (gallons per month) (b)		195	204

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550